ESCROW AGREEMENT

         THIS AGREEMENT is made and entered into this _____ day of December, 2005, by and between FirstCity Bank, a __________________ banking association, with its principal office located at 634 Eagles Landing Parkway, Stockbridge, Georgia 30281 (the "Escrow Agent") and Sotech, Inc., a Georgia corporation, with its principal office located at 10031 Carousel Center, Syracuse, N.Y. 13290 ("Company").

                                   WITNESSETH:

         WHEREAS, the Company desires to make a public offering (the "Offering") of up to 5,000,000 shares of its $.0001 par value common stock (the "Share") on a best efforts basis by the executive officers of the Company at an offering price of $0.10 cents per share; and

         WHEREAS, the Offering is to be made in accordance with Rule 419 ("Rule 419") of the Securities Act of 1933, as amended (the "Act") and the offering will be registered with the Securities and Exchange Commission (the "Commission"); and

         WHEREAS, the Company desires to establish an escrow account in which funds received from subscribers and securities issued in connection with the offering will be deposited pending completion of the escrow period. FirstCity Bank, an insured depository institution in accordance with Rule 419(b)1iA, agrees to serve as Escrow Agent in accordance with the terms and conditions set forth herein and as more specifically directed under Rule 419.

         WHEREAS, the proceeds deposited in the escrow account are to be released to the Company only in the event of the consummation of a business combination in accordance with the terms hereof, and within the time set forth herein, and otherwise the escrowed proceeds are to be returned to the purchasers of the Shares in accordance with the terms and conditions set forth herein, and all as specifically directed under Rule 419.

         WHEREAS, the Company and the Escrow Agent desire to enter into an agreement with respect to the above-described escrow.

         NOW, THEREFORE, in consideration of the foregoing and mutual promises and covenants contained herein, it has been and IT IS HEREBY AGREED as follows:

         1.       ESTABLISHMENT OF ESCROW ACCOUNT.

         1.1 On or prior to the date of the commencement of the offering, the parties shall establish a non-interest bearing escrow account with the Escrow Agent, which escrow account shall be entitled SoTech Common Stock Escrow Account and shall be located at FirstCity Bank (the "Escrow Account").

         1.2 On or before the date of the initial deposit in the Escrow Account pursuant to this Agreement, the Company shall notify the Escrow Agent in writing of the effective date (the "Effective Date") of the Registration Statement, and the Escrow Agent shall not be required to accept any amounts for credit to the Escrow Account or for deposit in the Escrow Account prior to its receipt of such notification.

         1.3 The offering period (the "Offering period), which shall be deemed to commence on the Effective Date, shall be for a period of up to 180 days from the effective date of the Registration Statement. The Offering Period shall be less than 180 days if the Company sells all Securities for a total consideration of $500,000. The last day of the Offering Period, which is either 180 days from the Effective Date or the date on which the Company sells all Securities for a total consideration of $500,000, whichever occurs first, is also referred to herein as the "Termination Date." Except as provided for herein, after the Termination Date, the Company shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by prospective purchasers. On completion of the Offering Period, the Escrow Account shall continue until the conditions set forth in Section 5 below are satisfied.

         2. ACCOUNTING FOR ESCROW FUNDS. The Company agrees that it shall promptly deliver all monies received from subscribers in payment for the Common Stock to the Escrow Agent for deposit in the Escrow Account, along with a written account of each sale, which account shall set forth, among other things, the subscriber's name and address, social security number, the number of securities purchased, the amount paid therefore, and whether the consideration received was in the form of a check, draft, money order or wire transfer. All monies so deposited in the Escrow Account are hereinafter referred to as the "Escrow Amount".

         3. DEPOSITS INTO THE ESCROW ACCOUNT.

         3.1 All proceeds delivered to the Escrow Agent pursuant to this Agreement shall be deposited immediately by the Escrow Agent in the Escrow Account. The Escrow Account shall be created and maintained subject to the customary rules and regulations of the Escrow Agent pertaining to such accounts. In addition, as specified in Rule 419 (b) (3) (i), all securities issued in connection with the subject offering shall be deposited directly into the Escrow Account promptly upon issuance. Securities held in the escrow account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers.

         3.2 All funds received by the Escrow Agent pursuant to this Escrow Agreement and deposited and held in the Escrow Account after the subscriptions have been accepted by the Company may only be invested in an obligation that constitutes a "deposit" as defined in Section (3) (1) of the Federal Deposit Insurance Act or Securities that are direct obligations or obligations guaranteed as to principal or interest by the United States.

         3.3 The Company shall promptly deliver to the Escrow Agent all funds which it receives from prospective purchasers of the Common Stock, which funds shall be in the form of checks or wire transfers. Upon the Escrow Agent's receipt of such funds, they shall be credited to the Escrow Account. All checks delivered to the Escrow Agent shall be made payable to the "Sotech Common Stock Escrow Account." Any checks payable other than to the Escrow Agent as required hereby shall be returned to the prospective purchaser.

         3.4 Only those Escrow Amounts, which have been deposited in the Escrow Account and which have cleared the banking system and have been collected by the Escrow Agent, are herein referred to as the "Fund."

         3.5 If the proposed offering is terminated before the Termination Date, the Escrow Agent shall refund any portion of the Fund prior to disbursement of the Fund in accordance with Article 4 hereof upon instructions in from the Company.

         3.6 Until all funds in the Escrow Account are disbursed in accordance with the terms and conditions of this Escrow Agreement, all funds deposited into each Escrow Account shall be considered the property of the subscribers. The funds deposited and held in the Escrow Account shall not become the property of the Company or be subject to the Company's debts or obligations, unless and until such funds have been disbursed to the Company in accordance with the terms and conditions of this Escrow Agreement. The Escrow Agent shall not make any disbursements of funds from the Escrow Accounts except as expressly provided herein.

         3.7 Within a reasonable time after the deposit of the proceeds from the purchase of common stock, the Company shall issue certificates for the common stock purchased and shall deposit such certificate with the Escrow Agent. Any other securities issued respecting the deposited securities, such as stock dividend or stock splits, shall also be deposited directly in the Escrow account. The identity of the purchaser of the common stock shall be included on the stock certificate or other documents evidencing such securities. Securities held in the Escrow Account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers, who shall have voting rights, if any, with respect to securities held in their names, as provided by applicable state law. Warrants, convertible securities or other derivative securities relating to deposited securities held in the Escrow Account may be exercised or converted in accordance with their terms; provided, however, that the securities received upon exercise or conversion together with any cash or other consideration paid in connection with the exercise or conversion are to be promptly deposited into the escrow account.

         3.8 Interest, dividends or other property earned on the Funds or the securities deposited shall be held in escrow by the Escrow Agent, and they shall be distributed to the subscribers pro-rata if the conditions of Section 5(b) are met or they shall be distributed to the Company if the conditions set forth in 5(a) are met.

         4. RIGHTS OF THE ESCROW FUNDS.

         4.1 During the Escrow Period (as hereinafter defined), the Company is aware and understands that all proceeds deposited in the Escrow Account shall not become the property of the Company or other entity, or be subject to the debts of the Company or any other entity. Except as expressly provided for herein, the Escrow Agent shall neither make nor permit any disbursements from the Escrow Account.

         4.2 The shares of common stock held in the Escrow Account shall not be transferred other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In no event, however, shall any Shares held in the Escrow Account be released or delivered by the Escrow Agent except as expressly provided elsewhere herein.

         5. TERMINATION OF ESCROW. The Escrow Account shall terminate when:

         (a) the following two conditions have been satisfied (i) the Escrow Agent has received a signed representation from the Company, together with other evidence acceptable to the Escrow Agent, that the requirements of paragraphs (e)
(1) and (e) (2) of Rule 419 of the Act have been met; and (ii) Consummation of a combination of companies meeting the requirements of paragraph (e)(2)(iii) of Rule 419 of the Act, or

         (b) Eighteen (18) months after the effective date of the original registration statement, if the conditions set forth in Section 5(a) above have not been satisfied.

         6. DISBURSEMENTS FROM THE ESCROW ACCOUNT.

         6.1 When the events set forth in paragraph 5(a) above have occurred, this escrow will terminate and the proceeds on deposit shall be delivered to or on behalf of the Company as directed by the Company's counsel or designated principal officer. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent, which have cleared normal banking channels and are in the form of cash.

         6.2 In the event the conditions set forth in Section 5(b) above have occurred, then the Escrow Agent shall promptly return to each of the subscribers to the Company's common stock the amounts paid by them for such common stock, without any deductions and without any interest earned. Prior to the return of funds to subscribers as set forth above, the Escrow Agent shall notify the Company of its intent to disburse the funds to the subscribers. The amounts paid or payable to each subscriber pursuant to this paragraph shall be deemed to be the property of the subscriber, free and clear of any or all claims of the Company or of any of its creditors, and the respective agreements to purchase the Company's common stock made and entered into by the subscribers shall be deemed to be canceled without further liability of said subscribers to pay for the common stock purchased. At such times as the Escrow Agent shall have made all the payments and remittances provided for in this paragraph, the Escrow Agent shall be completely discharged and released from any and all further liabilities and responsibilities hereunder.

         6.3 The Certificate for Common Stock deposited in the Escrow Account, shall be promptly released and delivered to the share purchaser or other registered holder identified with the deposit when the conditions set forth in paragraph 5(a) has been satisfied. If the conditions set forth in paragraph 5(a) are not satisfied, such certificates shall be returned to the Company and shall then be cancelled.

         7.   RIGHTS,    DUTIES   AND   RESPONSIBILITIES   OF   ESCROW   AGENT'S
INDEMNIFICATION.

         7.1 The Escrow Agent shall be fully protected in every reasonable exercise of its discretion and shall have no obligations hereunder either to the Company or to any other party, except as expressly set forth herein. It is understood and agreed that the duties of the Escrow Agent are entirely ministerial, being limited to receiving monies and securities from the Company and holding and disbursing such monies and shares in accordance with this Agreement,

         7.2 The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent by the Company pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

         7.3 If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account, the escrow amounts of the Fund which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold the escrow amounts, the Fund or a portion thereof, in the Escrow Account pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court of competent jurisdiction or otherwise; or the Escrow Agent, at its sole option, may deposit with the clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined in accordance with
Section 14 hereof. Upon the deposit by the Escrow Agent of the Fund with the clerk of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder

         7.4 The Company agrees to indemnify the Escrow Agent and its officers, directors, employees, agents, and shareholders (jointly and severally, the "Indemnitees") against, and hold them harmless of and from, any and all losses, liabilities, costs, damages, and expenses, including, but not limited to, reasonable fees and disbursements for counsel of its own choosing (collectively, "Liabilities"), that the Indemnitees may suffer or incur and which arise out of or relate to this Agreement or any transaction to which this Agreement relates, unless such Liability is the result of the willful misconduct or gross negligence of the Indemnitees.

         7.5 The Escrow Agent shall not be liable to the Company or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent, as applicable, to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Escrow Agent, as applicable, signed by the proper party or parties and, if the duties or rights of the Escrow Agent, as applicable, are affected, unless it shall give its prior written consent thereto.

         7.6 The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property pursuant to the provisions of this Agreement. Except as specifically provided for herein, the Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent pursuant to the provisions hereof. The Escrow Agent shall not be liable to the Company or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Escrow Agent, as applicable, has complied with the provisions of Section 3.2 hereunder.

         7.7 The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent, as applicable, does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

         7.8 The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the subscribers at least thirty (30) days' notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Escrow Agent is so appointed within the sixty (60) day period following such notice of resignation, the Escrow Agent may deposit the aforesaid monies and property with any court it deems appropriate.

         8. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each check for collection and upon collection of the proceeds of each check, deposit the collected proceeds in the Escrow Account.

         Any check returned unpaid to the Escrow Agent shall be returned to the investor that submitted the check. In such cases, the Escrow Agent will promptly notify the Company of such return.

         If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the subscriber's check to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the subscriber.

         9. ESCROW-FEES. The Escrow Agent shall be entitled to an acceptance fee of $100.00 and an annual administrative fee of $500.00. The fees agreed upon for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement. The fees to be paid to the Escrow Agent hereunder shall not be paid out of, or be chargeable to, the funds on deposit in the Escrow Account.

         10. INDEMNITY OF ESCROW AGENT. The Company hereby agrees to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including any litigation arising from this Agreement or involving the subject matter hereof

         11. ENTIRE AGREEMENT. This is the entire Agreement of the parties. Any other agreements of any nature whether oral or written not contained herein are expressly made null and void.

         12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia.

         13. INTERPLEADER. In the event conflicting demands are made or notices served upon the Escrow Agent with respect to the Escrow Account, the Escrow Agent shall have the absolute right at its election to do either or both of the following: (a) Withhold and stop all further proceedings in, and performance of, this escrow or (b) File a suit in interpleader with any court of competent jurisdiction in the State of Georgia and obtain an order from the court requiring the parties to litigate their several claims and rights among themselves. In the event such interpleader suit is brought, the Escrow Agent shall be fully released from any obligation to perform any further duties imposed upon it hereunder, and the Company shall pay the Escrow Agent all costs, expenses and reasonable attorney's fees expended or incurred by Escrow Holder (or allocable to its in-house counsel), the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit.

         14. GOVERNING LAW AND ASSIGNMENT. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Fund shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow
Agent; and (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

         15. NOTICES. All notices required to be given in connection with this Fund Escrow Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by Express Mail service offered by the United States Post Office to the addresses set forth in the beginning of this Agreement or such other address as the parties hereto may designate.

         16. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons of circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         17. EXECUTION IN SEVERAL COUNTERPARTS; ENTIRE AGREEMENT.

         17.1 This Agreement may be executed in several counterparts or by separate instruments, all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

         17.2 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, of the parties in connection therewith.

         IN WITNESS WHEREOF the Company, and the Escrow Agent have executed this Fund Escrow Agreement on the day and year first above-written.


                                  SOTECH, INC.


                                          -------------------------------------
                                          Authorized Officer



                                          FIRSTCITY BANK

                                          By:______________________________
                                                   Authorized Officer